CRM SMALL CAP VALUE FUND
------------------------------------
------------------------------------

FUND INFORMATION:                    SHAREHOLDER ACCOUNT INFORMATION:
   Forum Financial Services, Inc.    Forum Financial Corp.
   Two Portland Square               P.O. Box 446
   Portland, Maine 04101             Portland, Maine 04112
   800-CRM-2883                      800-844-8258
   800-276-2883                      (207) 879-8910

--------------------------------------------------------------------------------

   ANNUAL REPORT                                              SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    Having now completed our first two years, we are pleased to report that the CRM Small Cap Value Fund continues to enjoy strong performance. The Fund has achieved an average return of 37.14% for the twelve months ended September 30, 1997. This compares favorably to the average small company growth fund return of 29.80%, as measured by Lipper Analytical Services, and a return of 32.99% for the Russell 2000 Index.

    To reiterate what we have described in previous reports to shareholders, our approach to finding good investments for the Fund is no different from the approach we have successfully employed for our private management clients over the past twenty-four years. We invest in companies undergoing some significant change -- change in their revenue/asset mix, change in their cost of doing business and even change in their management. This change often creates a period of undervaluation that can provide an attractive entry point for investment. As value investors, we are looking to acquire stocks that are trading at discounts to market multiples of earnings and cash flow as well as at discounts to comparable companies. As an additional valuation tool, we also develop a "private market" value for our investments, i.e. what a strategic buyer might pay for the whole company.

    Two of our best performing holdings in recent months have been United Stationers and LGS Group. United Stationers is a leading distributor of office and business products which returned from private to public ownership in late 1996. A new management team has embarked on an aggressive acquisition program and investors have increased its stock valuation to a level more comparable to other high quality companies in the same industry. LGS Group is a Canadian systems integration company which has significant and growing exposure to Year 2000 projects. Although there is an urgency to Year 2000 projects, business from this source will extend well beyond the turn of the century. Three of the largest holdings in the Fund are Fred Meyer, Bindley Western Industries and Mascotech, all of which were discussed in our last shareholder letter and continue to perform well.

    We take great pride in the Fund's first two years of operations. Within the short period of twenty-four months, the Fund has accumulated over $144 million in assets. With the thousands of mutual funds to choose from, we thank you for your decision to invest in the CRM Small Cap Value Fund.

Sincerely,
The CRM Funds                                 CRM Advisors, LLC

         [SIG]                 [SIG]                          [SIG]
Fred Filoon                    Ronald H. McGlynn              Jay B. Abramson
President                      President                      Executive Vice President
                                                              Portfolio Manager

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
AN INTERVIEW WITH JAY ABRAMSON
PORTFOLIO MANAGER OF THE CRM SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q.  JAY, HOW DID THE FUND PERFORM DURING THE LAST TWELVE MONTHS?
The Fund has performed very well. For the twelve months ending September 30, 1997, the Fund returned 37.14%, which compares very favorably to the increase in the Russell 2000 Index of 32.99% during the same period.

Q.  WHAT FACTORS LED THE FUND TO SUCH STRONG RETURNS IN THE PAST YEAR?
During the summer, investors shifted their focus from large capitalization companies to small caps, and that process has continued into the fall. Also, our focus on stocks that offer compelling value has been rewarded with meaningful gains in most of our holdings with only a few underperformers.

Q.  HOW DOES YOUR FUND DIFFER FROM OTHER SMALL CAP FUNDS?
Cramer Rosenthal McGlynn, an affiliate of the Fund's manager, has approximately $3.5 billion of assets under management and pursues a highly intensive internal research process to identify new investment opportunities. It is important to remember that our Fund has a "value" as opposed to "growth" approach. While all small cap funds tend to be more volatile than the general market, we feel that our value orientation serves to limit downside risk.

Q.  CAN YOU EXPLAIN YOUR "VALUE" APPROACH?
We look at more than size; we look for companies that have undergone fundamental changes such as restructuring, or divestiture of a losing subsidiary, or diversification, or change in top level management - all of which can point to potential new growth and profitability. We look for companies that have been consistently undervalued or underappreciated - or just plain misunderstood by the investment community. We invest before the word gets around and while the price of the stock is still reasonable - or better, a bargain. That's value.

Q.  HOW DO YOU FIND YOUR SMALL CAP INVESTMENTS?
Our search for new opportunities is very labor intensive. First we search for companies which appear to be undergoing some sort of dynamic change, such as new management, a new product, a corporate restructuring etc. Then, we want to understand everything about the company; what it makes, what it costs to make it, what do its competitors think. Management is interrogated, customers and competitors are contacted, news releases are scrutinized. We work hard and fast in order to reach a buy decision before the rest of the investment community recognizes the same dynamic change and undervaluation. Then, once a stock is in the Fund, it is closely watched by two analysts. As you can see, our process is very much a "bottom-up" approach to investing.

Q. HOW DO YOU LIMIT RISK IN YOUR FUND IN AN ENVIRONMENT OF INCREASING MARKET VOLATILITY AND GENERALLY HIGH EQUITY VALUATIONS?
Our approach tends to limit downside risk by finding companies that are relatively undiscovered or misunderstood and whose stocks reflect little of the change taking place. Our principal risk is that other investors do not recognize the dynamic change at a company as quickly as we would like and the stock takes longer than expected to achieve its upside potential.

Q.  WHAT IS YOUR OUTLOOK FOR THE SMALL CAP MARKET?
We are very optimistic about the general attraction of small cap companies relative to the general market, mainly because of reasonable valuations and low expectations that characterize the group. Also, there appears to be no shortage of small companies that have some "dynamic change" going for them and are underfollowed or misunderstood by the investment community.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Russell 2000 Index over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The Russell 2000 is a capitalization weighted index of 2000 small capitalization U.S. companies. The Index excludes the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

                 CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               CRM SMALL CAP VALUE FUND       RUSSELL 2000 INDEX
10/1/95                                           $10,000                    $10,000
10/31/95                                           $9,840                     $9,545
11/30/95                                          $10,450                     $9,965
12/31/95                                          $10,734                    $10,220
1/31/96                                           $10,904                    $10,208
2/29/96                                           $11,404                    $10,531
3/31/96                                           $11,985                    $10,740
4/30/96                                           $12,475                    $11,317
5/31/96                                           $13,336                    $11,771
6/30/96                                           $13,406                    $11,291
7/31/96                                           $12,575                    $10,306
8/31/96                                           $13,275                    $10,904
9/30/96                                           $13,715                    $11,330
10/31/96                                          $13,965                    $11,154
11/30/96                                          $14,526                    $11,611
12/31/96                                          $14,915                    $11,910
1/31/97                                           $15,180                    $12,145
2/28/97                                           $15,000                    $11,851
3/31/97                                           $14,521                    $11,296
4/30/97                                           $14,469                    $11,323
5/31/97                                           $16,021                    $12,588
6/30/97                                           $17,053                    $13,121
7/31/97                                           $17,947                    $13,733
8/31/97                                           $18,234                    $14,043
9/30/97                                           $18,809                    $15,068
Investment value on 9/30/97
CRM Small Cap Value Fund                          $18,809
Russell 2000 Index                                $15,068
Average Annual Total Return*
                                                                  Since Inception on
                                                 One Year                    10/1/95
CRM Small Cap Value Fund                           37.14%                     37.09%
Russell 2000 Index                                 32.99%                     22.68%

 * Annualized return for the Russell 2000 Index based on an inception date of 9/30/95.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
COMMON STOCKS (87.8%)
ADVERTISING (2.3%)
    135,000  True North Communications,
              Inc...........................  $ 3,349,689
                                              -----------
AEROSPACE (4.1%)
    107,300  DONCASTERS plc ADR*............    3,219,000
     87,000  Tracor, Inc.*..................    2,675,250
                                              -----------
                                                5,894,250
                                              -----------
AUTOMOTIVE REPAIR, SERVICES AND PARKING (1.8%)
     77,000  Budget Group, Inc.*............    2,541,000
                                              -----------
BUILDING AND CONSTRUCTION (2.9%)
    185,600  Morrison Knudsen Corp.*........    2,250,402
    100,000  Walter Industries, Inc.*.......    1,993,752
                                              -----------
                                                4,244,154
                                              -----------
BUILDING MATERIALS (1.8%)
    177,000  Dal-Tile International,
              Inc.*.........................    2,655,000
                                              -----------
BUSINESS SERVICES (7.4%)
     76,600  ChoicePoint Inc.*..............    2,862,926
     59,000  Harte-Hanks Communications,
              Inc...........................    1,943,313
    350,700  LGS Group Inc..................    3,499,986
     85,700  Mail Boxes Etc.*...............    2,442,450
                                              -----------
                                               10,748,675
                                              -----------
COMMUNICATIONS (3.4%)
    107,500  COMSAT Corp....................    2,559,846
     70,000  Young Broadcasting Corp.*......    2,397,500
                                              -----------
                                                4,957,346
                                              -----------
COMPUTER EQUIPMENT AND SOFTWARE (4.3%)
    126,000  Data General Corp.*............    3,354,751
    120,000  FileNet Corp.*.................    1,860,000
    105,000  ProxyMed, Inc.*................    1,102,500
                                              -----------
                                                6,317,251
                                              -----------
CONSUMER PRODUCTS (5.1%)
     93,700  Gibson Greetings, Inc.*........    2,424,491
    109,300  Nutramax Products, Inc.*.......    1,543,865
     91,738  United Stationers, Inc.*.......    3,463,110
                                              -----------
                                                7,431,466
                                              -----------

                        SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
DIVERSIFIED INDUSTRIES (3.7%)
     62,700  AEP Industries, Inc.*..........  $ 2,319,900
     59,000  Denison International plc*.....    1,139,438
     91,900  Elsag Bailey Process Automation
              N.V.*.........................    1,550,817
     25,000  Ivex Packaging Corp.*..........      400,000
                                              -----------
                                                5,410,155
                                              -----------
DRUGSTORES (0.8%)
    170,000  Phar-Mor, Inc.*................    1,190,000
                                              -----------
ELECTRONIC EQUIPMENT AND COMPONENTS (7.0%)
    158,000  CommScope, Inc.*...............    2,142,875
     83,000  General Cable Corp.*...........    2,946,500
    135,000  General Semiconductor, Inc.*...    1,738,126
     67,000  GSE Systems, Inc.*.............      259,626
     60,500  Harman International
              Industries, Inc...............    3,028,783
                                              -----------
                                               10,115,910
                                              -----------
ENERGY EXPLORATION AND DISTRIBUTION (10.0%)
    350,000  Enserch Exploration, Inc.*.....    3,150,000
     75,000  Forest Oil Corp.*..............    1,368,750
     71,000  Getty Realty Corp..............    1,246,895
     55,000  Howell Corp....................    1,055,313
     56,100  Nuevo Energy Co.*..............    2,685,788
     36,500  Ocean Energy, Inc.*............    2,518,500
     85,600  Penn Virginia Corp.............    2,551,952
                                              -----------
                                               14,577,198
                                              -----------
FINANCIAL SERVICES (1.9%)
     70,000  Golden State Bancorp, Inc.*....    2,091,251
     15,000  Long Island Bancorp, Inc.......      705,000
                                              -----------
                                                2,796,251
                                              -----------
FOOD AND BEVERAGE STORES (0.1%)
     31,700  Bruno's, Inc.*.................      170,388
                                              -----------
HEALTH CARE (5.0%)
    151,000  Bindley Western Industries,
              Inc...........................    4,218,563
    156,500  Medical Resources, Inc.*.......    3,032,190
                                              -----------
                                                7,250,753
                                              -----------

* Non-income producing security.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
HOLDING, INSURANCE AND OTHER INVESTMENT COMPANIES (1.4%)
     94,000  Pilgrim America Capital
              Corp.*........................  $ 1,668,500
     37,700  Preferred Employers Holdings,
              Inc.*.........................      377,000
                                              -----------
                                                2,045,500
                                              -----------
METAL INDUSTRIES (5.0%)
      4,000  Carpenter Technology Corp......      198,000
     80,000  Commonwealth Industries Inc....    1,540,000
     18,000  Kaydon Corporation.............    1,080,000
    102,000  Oregon Steel Mills, Inc........    2,766,751
     50,000  Schnitzer Steel Industries,
              Inc...........................    1,681,252
                                              -----------
                                                7,266,003
                                              -----------
METAL MINING (1.6%)
    344,000  Amax Gold, Inc.*...............    2,279,001
                                              -----------
METAL PRODUCTS (4.0%)
     90,100  Safety Components
              International, Inc.*..........    1,441,600
     81,000  TriMas Corp....................    2,470,500
    150,000  Whittaker Corp.*...............    1,950,000
                                              -----------
                                                5,862,100
                                              -----------
REAL ESTATE (1.7%)
    124,600  Insignia Financial Group, Inc.
              -- Class A*...................    2,507,576
                                              -----------
RETAIL (4.5%)
     70,500  Fred Meyer, Inc.*..............    3,754,125
    105,500  ShopKo Stores, Inc.*...........    2,743,000
                                              -----------
                                                6,497,125
                                              -----------
TRANSPORTION EQUIPMENT (8.0%)
     45,000  Federal-Mogul Corp.............    1,670,626
    101,500  GenCorp, Inc...................    2,886,407
     30,500  Hayes Wheels International,
              Inc.*.........................    1,029,375
    222,500  Mascotech, Inc.................    4,561,250
    170,000  Quixote Corp...................    1,508,753
                                              -----------
                                               11,656,411
                                              -----------
TOTAL COMMON STOCKS (COST $102,653,702).....  $127,763,202
                                              -----------

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
SHORT-TERM HOLDINGS (12.2%)
  1,800,000  1st All American Corp., 5.89%,
              10/6/97.......................  $ 1,798,550
  1,584,000  BellSouth Corp., 5.88%,
              10/3/97.......................    1,583,490
    100,000  General Electric Capital Co.,
              5.73%, 10/1/97................      100,000
    900,000  Hyundai Motor Finance Co.,
              5.79%, 10/1/97................      900,000
    250,000  International Lease Finance
              Corp., 5.65%, 10/1/97.........      250,000
  1,613,000  Merrill Lynch & Co., Inc.,
              5.69%, 10/1/97................    1,613,000
  1,000,000  Merrill Lynch & Co., Inc.,
              5.78%, 10/3/97................      999,683
  2,425,000  Merrill Lynch & Co., Inc.,
              5.74%, 10/6/97................    2,423,097
    200,000  MetLife Funding, Inc., 5.68%,
              10/1/97.......................      200,000
  1,000,000  Mitsubishi Corp., 5.62%,
              10/1/97.......................    1,000,000
    200,000  Mitsubishi Corp., 5.79%,
              10/2/97.......................      199,968
    300,000  Mitsubishi Corp., 5.79%,
              10/3/97.......................      299,905
    500,000  Relistar Mortgage Corp., 5.70%,
              10/2/97.......................      499,922
  2,413,000  TMI-1 Fuel Corp., 5.70%,
              10/2/97.......................    2,412,624
  2,215,418  Boston 1784 Institutional US
              Treasury Money Market Fund....    2,215,418
  1,177,740  Forum Daily Assets Treasury
              Fund..........................    1,177,740
                                              -----------
TOTAL SHORT-TERM HOLDINGS (COST
 $17,673,397) ..............................  $17,673,397
                                              -----------
TOTAL INVESTMENTS (100.0%) (COST
 $120,327,099) .............................  $145,436,599
                                              -----------
                                              -----------

* Non-income producing security.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $120,327,099).....  $145,436,599
    Receivable for Fund shares sold...............    1,451,642
    Receivable for securities sold................      124,396
    Organization costs, net.......................       52,146
    Interest, dividends and other receivables.....       33,985
                                                    -----------
Total assets......................................  147,098,768
                                                    -----------
LIABILITIES:
    Payable for securities purchased..............    2,607,406
    Payable for Fund shares redeemed..............      270,294
    Payable to Advisor............................      158,026
    Payable to Administrator......................       16,944
    Accrued fees and other expenses...............       45,343
                                                    -----------
Total liabilities.................................    3,098,013
                                                    -----------
NET ASSETS........................................  $144,000,755
                                                    -----------
                                                    -----------

COMPONENTS OF NET ASSETS:
    Paid in capital...............................  $111,223,511
    Net unrealized appreciation...................   25,109,500
    Accumulated undistributed net realized gain...    7,667,744
                                                    -----------
NET ASSETS........................................  $144,000,755
                                                    -----------
                                                    -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING.........    8,142,981
                                                    -----------
                                                    -----------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE)
 PER SHARE........................................  $     17.68
                                                    -----------
                                                    -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income...............................  $   470,704
    Interest income...............................      320,579
                                                    -----------
Total investment income...........................      791,283
                                                    -----------
EXPENSES:
    Investment advisory fees......................      635,864
    Shareholder services..........................      211,955
    Administration fees...........................      127,173
    Professional Services.........................       76,142
    Registration fees.............................       46,714
    Accounting services...........................       41,500
    Transfer agent services.......................       39,437
    Custody fees..................................       22,309
    Reporting.....................................       20,554
    Amortization of organization costs............       17,382
    Trustees fees and expenses....................       15,285
    Miscellaneous.................................       13,851
                                                    -----------
Total expenses....................................    1,268,166
                                                    -----------
NET INVESTMENT LOSS...............................     (476,883)
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments sold.........    9,079,299
    Net change in unrealized appreciation.........   20,662,630
                                                    -----------
Net realized and unrealized gain on investments...   29,741,929
                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $29,265,046
                                                    -----------
                                                    -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    YEARS ENDED SEPTEMBER 30,
                                                    -------------------------
                                                        1997         1996
                                                    ------------  -----------
NET ASSETS--BEGINNING OF YEAR.....................  $ 45,384,710  $   100,000
                                                    ------------  -----------
OPERATIONS:
    Net investment loss...........................      (476,883)     (93,579)
    Net realized gain on investments sold.........     9,079,299    2,217,922
    Net change in unrealized appreciation.........    20,662,630    4,446,870
                                                    ------------  -----------
        Net increase in net assets resulting from
         operations...............................    29,265,046    6,571,213
                                                    ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.........................            --       (3,033)
    Net realized gain on investments..............    (3,073,364)          --
                                                    ------------  -----------
        Total distributions to shareholders.......    (3,073,364)      (3,033)
CAPITAL SHARE TRANSACTIONS:
    Sale of shares................................    78,761,282   40,407,658
    Reinvestment of distributions.................     3,008,999        3,021
    Redemption of shares..........................    (9,345,918)  (1,694,149)
                                                    ------------  -----------
        Net increase from capital transactions....    72,424,363   38,716,530
                                                    ------------  -----------
        Net increase..............................    98,616,045   45,284,710
                                                    ------------  -----------
NET ASSETS--END OF YEAR...........................  $144,000,755  $45,384,710
                                                    ------------  -----------
                                                    ------------  -----------


                                                       SHARES       SHARES
                                                    ------------  -----------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares................................     5,232,267    3,428,401
    Reinvestment of distributions.................       221,739          281
    Redemption of shares..........................      (620,752)    (128,955)
                                                    ------------  -----------
    Net increase in shares........................     4,833,254    3,299,727
                                                    ------------  -----------
                                                    ------------  -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH YEAR INDICATED.

                                                              YEARS ENDED SEPTEMBER 30,
                                                             ----------------------------
                                                                 1997           1996
                                                             -------------  -------------
Net asset value, beginning of period.......................   $   13.71      $   10.00
                                                             -------------  -------------
Investment Operations
    Net investment loss....................................       (0.06)         (0.02)
    Net realized and unrealized gain on investments........        4.89           3.73
                                                             -------------  -------------
Total from Investment Operations...........................        4.83           3.71
                                                             -------------  -------------
Distributions from
    Net investment income..................................       --             --   (a)
    Net realized gain on investments.......................       (0.86)         --
                                                             -------------  -------------
Total distributions........................................       (0.86)         --
                                                             -------------  -------------
Net asset value, end of period.............................   $   17.68      $   13.71
                                                             -------------  -------------
                                                             -------------  -------------
Total Return...............................................       37.14 %        37.15%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver...............        1.50 %         1.49%
    Expenses, excluding reimbursement/waiver...............        1.50 %         1.98%
    Net investment loss, including reimbursement/waiver....       (0.56)%        (0.40)%
Average commission rate (b)................................   $  0.0560      $  0.0467
Portfolio turnover rate....................................       98.91 %       111.18%
Net assets at end of period (000's omitted)................   $ 144,001      $  45,385

(a) Less than $0.01 per share.
(b) Amount represents the average commission per share, paid to brokers, on the purchase and sale of portfolio securities.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.  ORGANIZATION

The CRM Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The CRM Small Cap Value Fund (the "Fund"), is a diversified portfolio of the Trust that commenced operations on October 1, 1995. Currently, the Fund is the only series of the Trust. The Trust Instrument of the Trust authorizes the Fund to issue an unlimited number of shares of beneficial interest of $0.001 par value.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

    SECURITY VALUATION -- Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

    REALIZED GAIN AND LOSS -- Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

    INTEREST AND DIVIDEND INCOME -- Interest income is accrued as earned. Dividends on securities held by the Fund are recorded on the ex-dividend date.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

    ORGANIZATION COSTS -- The costs incurred by the Fund in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Fund's operations.

    FEDERAL TAXES -- The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, by distributing in each calendar year

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                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1997

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    substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Since the Fund intends to meet these minimum distribution requirements, no federal income tax provision is currently required.

3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is CRM Advisors, LLC (the "Adviser"), an affiliate of Cramer, Rosenthal, McGlynn, Inc. The Adviser receives monthly, from the Fund, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The administrator of the Fund is Forum Financial Services, Inc.-Registered Trademark- ("Forum"). Pursuant to an Administration Agreement, Forum receives monthly a fee equal to the greater of an annual rate of 0.15% of the average daily net assets of the Fund or $40,000 per year. Forum also serves as distributor of the Fund's shares pursuant to a Distribution Agreement under which it receives no additional fees.

Forum Financial Corp.-Registered Trademark- ("FFC"), an affiliate of Forum, serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $12,000 per year plus certain shareholder account fees. FFC also provides fund accounting services to the Fund. For these services, FFC receives a fee of $36,000 per year plus certain amounts based upon the number and types of portfolio transactions within the Fund. Forum and FFC are affiliated companies.

The Trust has adopted a Shareholder Servicing Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, Forum may pay shareholder servicing agents, including the Adviser, up to 0.25% of the average daily net assets of the Fund attributable to accounts for which the agent provides shareholder services. Currently, payments are being made solely to the Adviser. The Trust reimburses Forum an amount equal to any shareholder servicing fees it pays to shareholder servicing agents.

Each Trustee, who is not an "affiliated person" as defined in the Investment Company Act of 1940, receives from the Fund an annual fee of $5,000 plus out of pocket expenses.

4.  SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, totaled $134,740,310 and $79,209,516, respectively, for the year ended September 30, 1997.

For federal income tax purposes, the tax basis of investment securities owned as of September 30, 1997 was $120,354,575. At September 30, 1997 accumulated net unrealized appreciation on investments was $25,082,024, consisting of $28,517,997 of gross unrealized appreciation and $3,435,973 of gross unrealized depreciation.

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                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

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SHAREHOLDERS AND BOARD OF TRUSTEES
CRM SMALL CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of CRM Small Cap Value Fund, one of the Series constituting The CRM Funds, as of September 30, 1997 and the related statement of operations for the year then ended, related statement of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRM Small Cap Value Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

                                                             [SIG]
White Plains, New York
November 7, 1997

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                                                                   THE CRM FUNDS

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TRUSTEES
John E. Appelt
Fred M. Filoon
Louis Klein, Jr.
Clement C. Moore, II
Eugene A. Trainor, III

INVESTMENT ADVISER
CRM Advisors, LLC
707 Westchester Avenue
White Plains, New York 10604

ADMINISTRATOR AND DISTRIBUTOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
BankBoston, N.A.
P.O. Box 1959
Boston, Massachusetts 02105

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

INDEPENDENT AUDITORS
Ernst & Young, LLP
One North Broadway
White Plains, NY 10601

INVESTOR INFORMATION: (800) CRM-2883

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A
COPY OF THE CRM SMALL CAP VALUE FUND PROSPECTUS.

  This report has been printed on recycled paper.
[LOGO]
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                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                 ANNUAL REPORT

                               September 30, 1997

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